Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Supplement dated January 27, 2026 to the
Pacer US Cash Cows Bond ETF (MILK)
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated December 16, 2024
a series of Pacer Funds Trust
Jim Iredale, CFA, Senior Portfolio Manager, Jeff Kernagis, CFA, Senior Portfolio Manager, and Devin Ryder, CFA, Senior Portfolio Manager, each of Vident Advisory, LLC d/b/a Vident Asset Management (“VA”), have primary responsibility for the day-to-day management of the Pacer US Cash Cows Bond ETF (the “Fund”). Mr. Iredale and Mr. Kernagis have each been a portfolio manager of the Fund since the Fund’s inception. Ms. Ryder has been a portfolio manager of the Fund since January 2026.
The “Portfolio Managers—Vident Advisory, LLC (for Pacer US Cash Cows Bond ETF)” section on page 29 of the Prospectus is supplemented to include the following:
Devin Ryder, CFA® is a member of the Portfolio Management team at VA with over five years of industry experience. Prior to joining VA, Ms. Ryder was a Senior Software Engineer at Bloomberg, where she designed and built systems to connect ETF market participants and facilitate ETF primary market transactions. Before that, she was a Portfolio Manager at ETF Managers Group, where she specialized in domestic and international equity thematic strategies. Ms. Ryder holds a Bachelor of Science in Mathematics of Finance and Risk Management from the University of Michigan and holds the Chartered Financial Analyst designation.
The first sentence of the “Portfolio Managers—Pacer US Cash Cows Bond ETF” section on page 23 of the SAI is replaced with the following:
Pacer US Cash Cows Bond ETF is managed by Jim Iredale, CFA, Jeff Kernagis, CFA, and Dylan Ryder, CFA, each of VA.
The “Other Accounts” information for VA contained in the “Portfolio Managers—Pacer US Cash Cows Bond ETF” section on page 23 of the SAI is supplemented to include the following:
In addition to Pacer US Cash Cows Bond ETF, Ms. Ryder managed the following other accounts as of December 31, 2025, none of which were subject to a performance-based management fee;

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Devin Ryder, CFA	30	$2,767 million	2	$169 million	0	$0
The “Portfolio Managers Fund Ownership” information for VA contained in the “Portfolio Managers—Pacer US Cash Cows Bond ETF” section on page 23 of the SAI is supplemented to include the following:
As of December 31, 2025, Ms. Ryder did not own any Shares of the Pacer US Cash Cows Bond ETF.

Please retain this Supplement for future reference.